                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 2002

                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

        1-6498                                             38-1016240
(Commission File Number)                    (I.R.S. Employer Identification No.)

                        13515 Ballantyne Corporate Place
                         Charlotte, North Carolina 28277
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 752-4400

Item 5.   Other Events.

The attached exhibits are filed in connection with the issuance by SPX Corporation (the "Company") of its 7.5% senior notes due January 1, 2013, in an aggregate principal amount of $500 million, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-86538).

Item 7.   Financial Statements and Exhibits.

(c)  Exhibit.

4.1 Indenture, dated December 27, 2002, between the Company and JPMorgan Chase Bank, as Trustee.

4.2 First Supplemental Indenture, dated December 27, 2002, between the Company and JPMorgan Chase Bank, as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPX Corporation

Date:  January 3, 2003                  By: /s/ Patrick J. O'Leary
                                            ------------------------------------
                                        Name:   Patrick J. O'Leary
                                        Title:  V.P. Finance, Treasurer & CFO

                                  EXHIBIT INDEX

Exhibit Number                   Exhibit
--------------                   -------

     4.1 Indenture, dated December 27, 2002, between the Company and JPMorgan Chase Bank, as Trustee.

     4.2 First Supplemental Indenture, dated December 27, 2002, between the Company and JPMorgan Chase Bank, as Trustee.